For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
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fund account, call:
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T. Rowe Price
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distri-bution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Short-Term Bond Fund(registered trademark).

Invest With Confidence(registered trademark)
T. Rowe Price

STB

SemiAnnual Report

T. Rowe Price
Short-Term Bond Fund

November 30, 1995

Fellow Shareholders

Market Environment

Despite giving back some gains during the summer, the bond market continued its yearlong rally over the last six months, buoyed by subdued inflation and the renewed vigor of budget-balancing efforts in Washington. The market's surge in the first half of 1995 was driven by an inventory correction that pushed economic growth down to an annualized rate of 1.3% in the second calendar quarter, well below the robust 4.1% pace of 1994. The economy's anemic performance sparked concern that the Federal Reserve's long period of monetary tightening, with seven hikes in the key federal funds target between February 1994 and February 1995, had perhaps gone too far.

      Responding to indications of softness, the Fed lowered the federal funds target to 5.75% in July, its first reduction in nearly three years. The bond rally sputtered briefly in the summer when the economy appeared stronger than the Fed had anticipated. Indeed, growth surged to a robust 4.2% rate in the third calendar quarter. The bond market quickly rebounded, however, on continued signs of subdued inflation and a belief that federal deficit reduction will lead to a

Chart 1 - Interest Rate Levels

more stimulative Fed policy over the next few years. That view sparked a sharp drop in most shorter-term interest rates, despite the economy's strength in the third quarter.

      The economic expansion is now into its fifth year, but there are few if any signs of an impending recession. If the federal government reduces spending, the slack will have to be taken up by the private sector to maintain full employment, probably compelling the Fed to ease. That should produce a favorable environment for the bond market.

      Optimism over a balanced budget and a looser Fed policy is reflected in the virtually flat Treasury yield curve (which measures the difference in yields among Treasuries of various maturities). At the end of November, as the chart shows, Treasuries of less than 10 years were yielding less than the 5.75% federal funds rate on overnight loans. The curve illustrates the market's belief that interest rates will continue to fall, despite the economy's underlying strength.

Chart 2 - Treasury Yield Curves

Performance and Strategy Review

After trailing its peer group average earlier in 1995, your fund staged a comeback in the last six months. We began the year with a relatively short duration since it was not clear that the Fed was finished raising interest rates. While a shorter duration protects a fund's share price during periods of rising rates, it restrains price appreciation when interest rates drop. Consequently, our performance lagged the benchmark when rates dropped sharply in the spring.

      Since then, however, we gradually extended the fund's duration (from 1.8 years last May to 2.2 years on November 30) and its weighted average maturity (from 2.2 years to 2.9 years). These moves helped the fund outperform its benchmark over the last six months as interest rates declined further, although it continued to lag for the 12-month period mostly due to our earlier defensive posture.

Performance Comparison

                                          Periods Ended 11/30/95
                                           6 Months     12 Months
                                           ________     ________
Short-Term Bond Fund                         4.07%        8.14%
Lipper Short Investment-
   Grade Debt Funds Average                  3.79        10.01

      During the last six months, we reduced our holdings of Treasuries to 14% of net assets, while increasing our exposure to mortgage-backed securities to 22%. With interest rates dropping, the difference in yields between these two sectors widened modestly, producing relatively attractive yields on mortgage-backed issues with little additional credit risk. We minimized the slight increase in risk by selecting issues with intermediate-term cash flow characteristics.

      Our decision to increase the fund's exposure to corporate securities (including asset-backed issues) to more than half of net assets proved fortunate. These issues enjoyed healthy demand, buoyed by steadily improving corporate earnings. The fund benefited particularly from its relatively high 18% position in BBB-rated corporate securities, which outperformed higher-rated issues. As usual, we focused on a select group of BBB-rated instruments identified by our credit analysts as having less risk or better prospects than other BBB-rated issues.

      While overall business fundamentals remain strong, some cracks are beginning to appear in the corporate sector, particularly in retailing and consumer finance. If other industries begin to show signs of strain, particularly this late in an expansion, we may seek to improve credit quality in our corporate holdings over the next six months. The fund's overall credit quality remained high at a weighted average rating of 2.1.

Outlook

We are cautiously optimistic that interest rates will decline in coming months. This is reflected in the fund's slightly more aggressive stance compared with its peer group. For instance, we are modestly overweighted in mortgage-backed securities and lower-rated corporates, giving the fund a slightly higher yield. In addition, we have a marginally longer maturity posture than our peer group.

      If Congress and the Clinton administration can rise above their rancorous debate to achieve meaningful steps toward deficit reduction, interest rates are likely to edge lower in 1996. Although progress could still evaporate, as it did with the Gramm-Rudman-Hollings proposals in the 1980s, we are optimistic on the prospects for a balanced budget by 2002. In our view, inflation will remain subdued, and the economy will grow at its historical pace of around 2.5% for 1996.

      Respectfully submitted,



      Edward A. Wiese
      President and Chairman of the
      Investment Advisory Committee

December 15, 1995

Portfolio Highlights
T. Rowe Price Short-Term Bond Fund / November 30, 1995

Key Statistics
                                               Periods Ended
Dividend Yield*                                  11/30/95
______________________________                 ____________
6 Months                                           6.37%
12 Months                                          6.55

Dividend Per Share
______________________________
6 Months                                          $0.15
12 Months                                          0.30

Change in Price Per Share
______________________________
6 Months (From $4.72 to $4.76)                    $0.04
12 Months (From $4.69 to $4.76)                    0.07

Weighted Average Maturity                          2.9 yrs.
Weighted Average Effective Duration                2.2 yrs.

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

Quality Diversification
                                           Percent of Net Assets
TRPA Quality Rating*                       5/31/95     11/30/95
______________________                     _______      _______
          1                                   50%           49%
          2                                    8             8
          3                                   23            24
          4                                   18            18
       Below 4                                 1             1
Weighted Average                             2.1           2.1

*     On a scale of 1 to 10, with Grade 1 representing highest quality.

Sector Diversification*

                                             Percent of Net Assets
                                             5/31/95      11/30/95
                                             _______       _______
U.S. Government Securities
   Treasuries                                    22%          14%
   Agencies                                       4            5
Mortgage-Backed Securities
   U.S. Government                               15           22
Corporates
   Banking                                       10            9
   Finance and Credit                             8            9
   Industrial                                     8            9
   Asset-Backed                                   7            8
   Investment Dealers                             5            5
   Consumer Products and Services                 4            5
   Media and Communications                       2            4
   Utilities                                      2            3
Commercial Paper                                  3            3

*     Sectors representing at least 2% of net assets on 11/30/95.

Average Annual Compound Total Return

Periods Ended November 30, 1995

               1 Year                  5 Years                10 Years
               ______                  ______                  ______
                8.14%                   5.85%                   6.82%

Note: For the periods ended 9/30/95, the fund's returns were 5.15%, 5.84%, and 6.83%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Statement of Net Assets
T. Rowe Price Short-Term Bond Fund / November 30, 1995 (Unaudited) (amounts in thousands)

                                                      Amount    Value
                                                       _____    _____
Corporate Bonds and Notes - 44.9%

BANKING - 8.6%
Bankers Trust, Sub. Notes, 9.50%, 6/14/00. . . . .  $  5,000  $  5,576
Banponce Financial, MTN, 7.73%, 8/15/97. . . . . .     2,000     2,055
Citicorp, 6.00%, 5/29/98 . . . . . . . . . . . . .     5,000     4,972
First USA Bank (Delaware), 6.125%, 10/30/97. . . .     4,750     4,786
Firstar, Sub. Notes, 7.15%, 9/1/00 . . . . . . . .     2,700     2,752
Golden West Financial, 6.70%, 7/1/02 . . . . . . .     5,000     5,086
KeyCorp, MTN, 8.98%, 6/11/96 . . . . . . . . . . .     4,000     4,059
MBNA, MTN, 6.50%, 9/15/00. . . . . . . . . . . . .     5,000     5,068
Mercantile Bankshares, Sr. Notes,
6.13%, 7/15/98 (Private Placement) . . . . . . . .     3,500     3,513
Old Kent Bank & Trust, 7.20%, 10/14/97 . . . . . .     3,500     3,585
                                                                41,452

CONSUMER PRODUCTS - 3.7%
General Mills, MTN, 7.16%, 10/3/97 . . . . . . . .     3,000     3,072
Pepsico, MTN, 6.80%, 5/15/00 . . . . . . . . . . .     4,775     4,923
Phillip Morris Companies, MTN, 8.50%, 3/13/96. . .     5,000     5,032
Joseph E. Seagram & Sons, Gtd. Notes,
9.75%, 6/15/00 . . . . . . . . . . . . . . . . . .     4,550     4,618
 . . . . . . . . . . . . . . . . . . . . . . . . .              17,645

CONSUMER SERVICES - 1.0%
Columbia HCA Healthcare, Notes,
 6.41%, 6/15/00. . . . . . . . . . . . . . . . . .     2,550     2,582
 6.50%, 3/15/99. . . . . . . . . . . . . . . . . .     2,000     2,023
                                                                 4,605

FINANCE AND CREDIT - 8.9%
Advanta, MTN, 7.21%, 12/1/97 . . . . . . . . . . .     3,000     3,074
American Express, 8.75%, 6/15/96 . . . . . . . . .     1,000     1,014
American General Finance, 5.80%, 4/1/97. . . . . .     2,000     2,001
Aristar, Sr. Notes, 6.25%, 7/15/96 . . . . . . . .     3,000     3,004
Ciesco, MTN, 7.38%, 4/19/00. . . . . . . . . . . .     3,750     3,909
Cigna, Notes, 8.00%, 9/1/96. . . . . . . . . . . .     3,250     3,293
Comdisco, 7.25%, 4/15/98 . . . . . . . . . . . . .     5,000     5,131
Countrywide Funding, MTN, 6.02%, 3/25/98 . . . . .     5,000     5,009
Fleet Mortgage Group, Notes, 6.50%, 6/15/00. . . .     4,475     4,538
General Electric Capital, MTN, 8.10%, 1/26/99. . .     5,000     5,352
GPA Leasing USA, Sub. I, Equip. Trust Certs.,
9.125%, 12/2/96. . . . . . . . . . . . . . . . . .     3,749     3,668
Providian, MTN, 6.92%, 5/16/00 . . . . . . . . . .     2,700     2,796
 . . . . . . . . . . . . . . . . . . . . . . . . .              42,789

INDUSTRIALS - 8.5%
Boise Cascade, 9.875%, 2/15/01 . . . . . . . . . .     2,500     2,748
Chrysler Financial, MTN, 6.62%, 4/29/97. . . . . .     2,000     2,019
Dow Capital, Deb., 8.25%, 2/15/96. . . . . . . . .     4,150     4,166
Ford Motor, MTN, 7.02%, 10/10/00 . . . . . . . . .     5,000     5,188
General Motors Acceptance Corporation,
9.625%, 12/15/01 . . . . . . . . . . . . . . . . .     5,000     5,833
IBM, 6.375%, 6/15/00 . . . . . . . . . . . . . . .     5,000     5,092
Lockheed, MTN, 4.875%, 2/15/96 . . . . . . . . . .     1,000       997
Noranda, 8.625%, 7/15/02 . . . . . . . . . . . . .     2,750     3,073
Reynolds Metals, MTN, 9.20%, 7/6/00. . . . . . . .     5,750     6,407
Tenneco Credit, Sr. Notes, 10.125%, 12/1/97. . . .     3,975     4,287
Westinghouse Credit, MTN, 9.04%, 6/1/98. . . . . .     1,000     1,053
                                                                40,863

INVESTMENT DEALERS - 5.0%
Hutton, E.F. Group, Notes, 8.875%, 5/1/96. . . . .     4,250     4,293
PaineWebber Group, Notes, 7.00%, 3/1/00. . . . . .     4,725     4,809
Salomon, MTN, 5.47%, 8/29/97 . . . . . . . . . . .     4,750     4,678
Shearson Lehman Holdings, MTN, 5.25%, 1/2/96 . . .     5,000     4,995
Smith Barney Holdings, Notes,
7.00%, 5/15/00 . . . . . . . . . . . . . . . . . .     5,000     5,144
                                                                23,919

MEDIA AND COMMUNICATIONS - 3.6%
Cox Communications, 6.375%, 6/15/00. . . . . . . .     5,000     5,037
News America Holdings, Sr. Notes,
7.50%, 3/1/00. . . . . . . . . . . . . . . . . . .     4,750     4,970
Tele-Communications, 7.375%, 2/15/00 . . . . . . .     3,000     3,096
Time Warner, Notes, 7.95%, 2/1/00. . . . . . . . .     3,750     3,938
                                                                17,041

PETROLEUM - 1.3%
Occidental Petroleum, MTN, 5.85%, 11/9/98. . . . .     2,975     2,967
Union Texas Petroleum Holdings,
8.25%, 11/15/99. . . . . . . . . . . . . . . . . .     3,000     3,177
                                                                 6,144

RETAIL - 1.4%
Kmart, MTN, 8.71%, 4/7/97. . . . . . . . . . . . .     3,000     2,873
Sears Roebuck & Company, MTN,
 8.00%, 10/21/96 . . . . . . . . . . . . . . . . .     1,500     1,526
 Notes, 8.55%, 8/1/96. . . . . . . . . . . . . . .     2,280     2,317
                                                                 6,716

UTILITIES - 2.9%
Commonwealth Edison, 6.25%, 2/1/98 . . . . . . . .     1,550     1,549
Consumers Power, 1st Mtg. Notes,
6.875%, 5/1/98 . . . . . . . . . . . . . . . . . .     3,250     3,271
Florida Power, MTN, 8.40%, 8/1/96. . . . . . . . .       550       559
National Rural Utilities Cooperative Finance,
9.50%, 5/15/97 . . . . . . . . . . . . . . . . . .     2,000     2,096
Potomac Capital, MTN, 6.38%, 10/6/97 . . . . . . .     1,500     1,504
 6.61%, 3/16/98. . . . . . . . . . . . . . . . . .     1,000     1,000
Public Service Company of Colorado,
5.875%, 7/1/97 . . . . . . . . . . . . . . . . . .     1,000     1,001
Texas Utilities Electric, MTN,
6.29%, 11/22/00. . . . . . . . . . . . . . . . . .     3,000     3,014
                                                                13,994
Total Corporate Bonds and Notes
(Cost $211,529)                                                215,168

Asset-Backed Securities - 8.3%

AUTO-BACKED - 1.5%
Ford Credit Auto Loan Master Trust,
6.50%, 8/15/02 . . . . . . . . . . . . . . . . . .     5,000     5,088
USAA Auto Loan Grantor Trust,
5.00%, 11/15/99. . . . . . . . . . . . . . . . . .     1,885     1,872
                                                                 6,960

CREDIT CARD-BACKED - 4.1%
Banc One Credit Card Master Trust,
6.15%, 7/15/02 . . . . . . . . . . . . . . . . . .     4,500     4,553
MBNA Master Credit Card Trust,
5.963%, 3/15/01. . . . . . . . . . . . . . . . . .     5,000     4,994
NationsBank Credit Card Master Trust,
6.45%, 4/15/03 . . . . . . . . . . . . . . . . . .     4,750     4,855
Standard Credit Card Master Trust,
7.85%, 2/7/02. . . . . . . . . . . . . . . . . . .     5,000     5,336
                                                                19,738

HOME EQUITY LOAN-BACKED - 0.7%
SPNB Home Equity Loan, 7.85%, 5/15/98. . . . . . .        47        47
U.S. Home Equity Loan, 8.50%, 4/15/21. . . . . . .       620       630
UCFC Loan Trust, 6.325%, 12/25/24. . . . . . . . .     2,566     2,562
                                                                 3,239

RECEIVABLES-BACKED - 2.0%
Case Equipment Loan Trust, 7.60%, 12/15/97 . . . .     2,158     2,180
Oakwood Mortgage, 6.45%, 12/31/99. . . . . . . . .     5,000     5,055
Unisys Receivables, 5.05%, 11/15/96. . . . . . . .     2,500     2,496
                                                                 9,731
Total Asset-Backed Securities
(Cost $38,979)                                                  39,668

U.S. Government Mortgage-Backed Securities - 21.7%

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.2%
Federal Home Loan Mortgage, 5.25%, 7/1/97. . . . .        15        14
 7.50%, 1/1/97 - 2/15/06 . . . . . . . . . . . . .    10,380    10,564
 9.00%, 7/1/01 - 7/1/02. . . . . . . . . . . . . .     2,017     2,103
 9.50%, 8/1/01 - 9/1/02. . . . . . . . . . . . . .     1,433     1,500
 10.00%, 1/1/01 - 10/1/05. . . . . . . . . . . . .       839       874
 11.00%, 8/1/00 - 2/1/01 . . . . . . . . . . . . .       676       710
 5 year balloon, 6.00%, 4/1/99 . . . . . . . . . .    13,862    13,875
 7 year balloon, 7.00%, 7/1/02 . . . . . . . . . .    14,196    14,446
 9.50%, 4/1 - 8/1/97 . . . . . . . . . . . . . . .       108       113
 CMO, 7.50%, 2/15/06 . . . . . . . . . . . . . . .    13,550    14,033
 8.25%, 7/15/12. . . . . . . . . . . . . . . . . .     9,000     9,315
Federal National Mortgage Assn.,
 5.50%, 8/1/97 - 11/1/05 . . . . . . . . . . . . .       190       186
 9.00%, 1/1 - 7/1/98 . . . . . . . . . . . . . . .     2,056     2,103
 9.50%, 12/1/97 - 1/1/98 . . . . . . . . . . . . .        76        79
 11.00%, 10/1/00 - 1/1/01. . . . . . . . . . . . .       308       325
 ARM, 9.00%, 3/1 - 9/1/97. . . . . . . . . . . . .       310       317
 9.50%, 5/1 - 10/1/97. . . . . . . . . . . . . . .       197       202
 11.00%, 4/1/04. . . . . . . . . . . . . . . . . .       145       153
 CMO, 5.40%, 3/25/04 . . . . . . . . . . . . . . .    11,000    10,876
 REMIC, Accrual Bond, 7.50%, 8/25/05 . . . . . . .     5,196     5,307
                                                                87,095

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 3.5%
Government National Mortgage Assn.,
 I, 8.50%, 2/15/05 - 3/15/06 . . . . . . . . . . .       884       933
 10.50%, 11/15/15. . . . . . . . . . . . . . . . .       366       406
Government National Mortgage Assn.,
13.00%, 11/15/12 - 4/15/15 . . . . . . . . . . . .       120       142
 GPM, I, 8.50%, 1/15/06. . . . . . . . . . . . . .       114       120
 9.50%, 8/15 - 10/15/09. . . . . . . . . . . . . .       123       132
 11.00%, 8/15/10 . . . . . . . . . . . . . . . . .       119       131
 11.25%, 6/15/13 - 1/15/16 . . . . . . . . . . . .       886       975
11.75%, 7/15/13 - 11/15/15 . . . . . . . . . . . .     3,145     3,559
 13.00%, 9/15/11 . . . . . . . . . . . . . . . . .        16        18
 II, 11.00%, 9/20/13 - 4/20/14 . . . . . . . . . .        76        84
 11.25%, 8/20/13 - 12/20/15. . . . . . . . . . . .       128       140
 Midget, I, 9.00%, 7/15/01 - 2/15/06 . . . . . . .     1,199     1,267
9.50%, 5/15/01 - 4/15/05 . . . . . . . . . . . . .       309       324
 10.00%, 4/15/98 - 10/15/04. . . . . . . . . . . .       943       994
 11.50%, 4/15 - 5/15/00. . . . . . . . . . . . . .        57        60
 REMIC, 6.25%, 8/16/11 . . . . . . . . . . . . . .     7,500     7,540
                                                                16,825
Total U.S. Government Mortgage-Backed Securities
(Cost $102,670)                                                103,920

Non-U.S. Government Mortgage-Backed Securities - 0.7%
Great Western Bank, ARM, 6.18%, 7/25/17. . . . . .     1,530     1,476
Guardian Savings & Loan, MPC, ARM,
7.180%, 12/25/19 . . . . . . . . . . . . . . . . .     2,242     1,525
Salomon Mortgage Security VII, CMO,
7.789%, 11/25/20 . . . . . . . . . . . . . . . . .       184       172
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $3,912)                                                    3,173

U.S. Government Obligations - 19.2%

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.4%
Federal Home Loan Mortgage, Deb.,
 6.725%, 8/15/00 . . . . . . . . . . . . . . . . .     5,250     5,324
 7.75%, 1/27/97. . . . . . . . . . . . . . . . . .    10,000    10,241
 7.86%, 1/21/97. . . . . . . . . . . . . . . . . .    10,000    10,248
                                                                25,813

U.S. GOVERNMENT GUARANTEED OBLIGATIONS - 13.8%
U.S. Treasury Notes, 6.875%, 3/31/00 . . . . . . .    20,000    21,028
 7.50%, 5/15/02. . . . . . . . . . . . . . . . . .    12,500    13,742
 7.875%, 7/15/96 . . . . . . . . . . . . . . . . .    15,000    15,216
 8.875%, 11/15/97. . . . . . . . . . . . . . . . .    15,000    15,954
                                                                65,940
Total U.S. Government Obligations
(Cost $90,293)                                                  91,753

U.S. $ Denominated Foreign Securities1 - 0.4%
Asian Development Bank, Eurobonds,
8.00%, 12/10/96 (Cost $1,995). . . . . . . . . . .     2,000     2,038

Commercial Paper - 2.7%
Dresdner U.S. Finance, 5.77%, 12/5/95. . . . . . .     5,000     4,993
Investments in Commercial Paper through a
joint account, 5.90-5.93%, 12/1/95 . . . . . . . .     7,858     7,857
Total Commercial Paper (Cost $12,851)                           12,850

Total Investments in Securities - 97.9% of Net Assets
(Cost $462,229)                                                468,570
Other Assets Less Liabilities  . . . . . . . . . .              10,248
                                                               _______
Net Assets Consist of:                              Value
                                                  _________
Accumulated net investment income -
net of distributions . . . . . . . . . . . . . . .  $    312
Accumulated net realized gain/loss -
net of distributions . . . . . . . . . . . . . . .   (45,397)
Net unrealized gain (loss) . . . . . . . . . . . .     6,341
Paid-in-capital applicable to 100,678,247 shares
of $0.01 par value capital stock outstanding;
1,000,000,000 shares authorized. . . . . . . . . .   517,562
                                                  _________
NET ASSETS . . . . . . . . . . . . . . . . . . . .            $478,818
                                                             _________
                                                             _________
NET ASSET VALUE PER SHARE. . . . . . . . . . . . .               $4.76
                                                                 _____
                                                                 _____

          1   Marketable securities (payable in U.S. dollars) issued or
              guaranteed by a foreign government or community.
        ARM   Adjustable Rate Mortgage
        CMO   Collateralized Mortgage Obligation
        GPM   Graduated Payment Mortgage
        MTN   Medium Term Note
        MPC   Mortgage Pass-through Certificate
      REMIC   Real Estate Mortgage Investment Conduit
Accrual Bond  Accrued interest is not paid in cash, but is added to remaining principal.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Short-Term Bond Fund / Six Months Ended November 30, 1995 (Unaudited)
(in thousands)

INVESTMENT INCOME
Interest income. . . . . . . . . . . . . . . . . .  $  17,920
                                                    ___________
Expenses
 Investment management . . . . . . . . . . . . . .      1,121
 Shareholder servicing . . . . . . . . . . . . . .        529
 Custody and accounting. . . . . . . . . . . . . .        113
 Prospectus and shareholder reports. . . . . . . .         16
 Registration. . . . . . . . . . . . . . . . . . .         15
 Legal and audit . . . . . . . . . . . . . . . . .         14
 Directors . . . . . . . . . . . . . . . . . . . .          5
 Miscellaneous . . . . . . . . . . . . . . . . . .          6
                                                  ___________
 Total expenses. . . . . . . . . . . . . . . . . .      1,819
 Expenses paid indirectly. . . . . . . . . . . . .         (2)
                                                  ___________
 Net expenses. . . . . . . . . . . . . . . . . . .      1,817
                                                  ___________
Net investment income. . . . . . . . . . . . . . .     16,103
                                                  ___________
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities . . . . . .       (135)
Change in unrealized gain or loss on
securities . . . . . . . . . . . . . . . . . . . .      3,384
                                                  ___________
Net realized and unrealized gain (loss). . . . . .      3,249
                                                  ___________
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $  19,352
                                                  ___________
                                                  ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Short-Term Bond Fund (Unaudited)
(in thousands)

                                       Six Months Ended    Year Ended
                                       November 30, 1995  May 31, 1995
                                       _________________  ____________
INCREASE (DECREASE) IN NET ASSETS FROM

Operations
 Net investment income . . . . . . . . .   $   16,103     $    31,347
 Net realized gain (loss). . . . . . . .         (135)        (28,960)
 Change in net unrealized gain
 or loss . . . . . . . . . . . . . . . .        3,384          15,247
                                          ___________     ___________
 Increase (decrease) in net assets
from operations. . . . . . . . . . . . .       19,352          17,634
                                          ___________     ___________
Distributions to shareholders
 Net investment income . . . . . . . . .      (16,102)        (31,157)
                                           ___________    ___________
Capital share transactions*
 Shares sold . . . . . . . . . . . . . .       98,412         253,582
 Distributions reinvested. . . . . . . .       14,308          26,870
 Shares redeemed . . . . . . . . . . . .     (130,878)       (375,127)
                                           ___________    ___________
 Increase (decrease) in net assets
 from capital share transactions . . . .      (18,158)        (94,675)
                                           ___________    ___________
Increase (decrease) in net assets. . . .      (14,908)       (108,198)

NET ASSETS
Beginning of period. . . . . . . . . . .      493,726         601,924
                                           ___________    ___________
End of period. . . . . . . . . . . . . .   $  478,818     $   493,726
                                           ___________    ___________
                                           ___________    ___________

*Share information
 Shares sold . . . . . . . . . . . . . .       20,824          54,123
 Distributions reinvested. . . . . . . .        3,030           5,684
 Shares redeemed . . . . . . . . . . . .      (27,697)        (79,508)
                                           ___________    ___________
 Increase (decrease) in
 shares outstanding. . . . . . . . . . .       (3,843)        (19,701)
 . . . . . . . . . . . . . . . . . . . .  ___________     ___________
                                           ___________    ___________

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Short-Term Bond Fund / November 30, 1995 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term Bond Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Expenses paid indirectly are custody fees paid by float credits earned on daily residual cash balances at the custodian. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At November 30, 1995, the market value of securities on loan was $11,255,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

C) Other - Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $95,696,000 and $128,061,000, respectively, for the six months ended November 30, 1995. Purchases and sales of U.S. government securities aggregated $207,402,000 and $193,085,000, respectively, for the six months ended November 30, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $32,555,000, of which $5,393,000 expires in 1996, $3,395,000 in 1997, and $23,767,000 thereafter through 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $462,229,000 and net unrealized gain aggregated $6,341,000, of which $7,567,000 related to appreciated investments and $1,226,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $173,000 was payable at November 30, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At November 30, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the
T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $520,000 for the six months ended November 30, 1995, of which $112,000 was payable at period-end.


Financial Highlights
T. Rowe Price Short-Term Bond Fund (Unaudited)

                                                          For a share outstanding throughout each period
                                                              Three
                                        Six Months   Year     Months
                                           Ended     Ended     Ended           Year Ended
                                         Nov. 30,   May 31,   May 31,  Feb. 28, Feb. 28, Feb. 29,Feb. 28,
                                           1995      1995      1994#     1994     1993     1992    1991
NET ASSET VALUE,
 BEGINNING OF PERIOD . . . . . . . . . . . $4.72     $4.85     $5.00     $5.09    $5.05    $4.94   $4.91
                                          _____   _____     _____     _____    _____    _____   _____
Investment activities
 Net investment income . . . . . . . . . .  0.15      0.29      0.07      0.31     0.33     0.35    0.39
 Net realized and unrealized
    gain (loss). . . . . . . . . . . . . .  0.04     (0.13)    (0.15)    (0.09)    0.04     0.11    0.06
                                         ____     _____     _____     _____    _____    _____   _____
 Total from investment activities. . . . .  0.19      0.16     (0.08)     0.22     0.37     0.46    0.45
                                        _____     _____     _____     _____    _____    _____   _____
Distributions
 Net investment income . . . . . . . . . . (0.15)    (0.29)    (0.07)    (0.28)   (0.33)   (0.35)  (0.39)
 Net realized gain . . . . . . . . . . . .  -         -         -         -        -        -      (0.03)
 Tax return of capital . . . . . . . . . .  -         -         -        (0.03)    -        -       -
                                        _____     _____     _____     _____    _____    _____   _____
 Total distributions . . . . . . . . . . . (0.15)    (0.29)    (0.07)    (0.31)   (0.33)   (0.35)  (0.42)
                                        _____     _____     _____     _____    _____    _____   _____
NET ASSET VALUE, END OF PERIOD . . . . . . $4.76     $4.72     $4.85     $5.00    $5.09    $5.05   $4.94
                                        _____     _____     _____     _____    _____    _____   _____
                                        _____     _____     _____     _____    _____    _____   _____

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . . . . . . . . . .  4.07%     3.41%    (1.65)%    4.36%    7.63%    9.70%   9.61%
Ratio of expenses to average
 net assets. . . . . . . . . . . . . . . .  0.71%!*   0.79%     0.79%!    0.74%    0.76%    0.88%   0.93%
Ratio of net investment income
 to average net assets . . . . . . . . . .  6.29%!    6.09%     5.56%!    6.00%    6.59%    7.07%   7.90%
Portfolio turnover rate. . . . . . . . . .125.0%!   136.9%    222.8%!    90.8%    68.4%   380.7%  980.4%
Net assets, end of period
 (in thousands). . . . . . . . . . . . . .$478,818$493,726  $601,924  $668,066 $556,330  $396,980 $218,634


!  Annualized.
#  The fund's fiscal year-end was changed to May 31.
*  Beginning in fiscal 1995, includes expenses paid indirectly.


Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services -- at no extra cost.

Knowledgeable Service Representatives

By Phone -- Shareholder service representatives are available from 8 a.m. to 10 p.m. Monday - Friday, and weekends from 8:30 a.m. to 5 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person -- Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

   Tele*Access(registered trademark) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

   PC*Access(registered trademark) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

   Checking -- Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond
Fund).

   Automatic Investing -- Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

   Automatic Withdrawal -- If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

   Dividend and Capital Gains Payment Options -- Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

   Combined Statement -- A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type -- stock, bond, and money market. Detail pages itemize account transactions by fund.

   Shareholder Reports -- Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

   The T. Rowe Price Report -- A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

   Performance Update -- A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

   Insights -- A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

   Detailed Investment Guides -- Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

T. Rowe Price No-Load Mutual Funds

STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Corporate Income
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Global Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
OTC
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Health Sciences
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment Services, Inc., Distributor.

Chart 1 - Interest Rate Levels
A 4-line chart showing interest rates on the 5-Year Treasury note, 2-Year AA Finance Note, 2-Year Treasury Note, and the fed funds rate from 11/30/94 through 11/30/95.

Chart 2 - Treasury Yield Curves
A 3-line chart showing yields on 3-month to 10-year Treasuries on 11/30/94, 5/31/95, and 11/30/95.